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                                                              EXHIBIT 10.22

       THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                           SMITHWAY MOTOR XPRESS CORP.
                     OUTSIDE DIRECTOR STOCK OPTION AGREEMENT


         BY THIS OUTSIDE DIRECTOR STOCK OPTION AGREEMENT (the "Agreement"), SMITHWAY MOTOR XPRESS CORP., a Nevada corporation (the "Company"), and the undersigned, a non-employee director of the Company (the "Optionee"), desire to establish the terms and conditions upon which the Company is willing to grant the Optionee, and upon which the Optionee is willing to accept from the Company, an Option to purchase shares of Class A Common Stock from the Company, pursuant to the terms and conditions of the Company's Outside Director Stock Option Plan (the "Plan"). The Company and the Optionee hereby agree as follows:

  1. The Plan. All the terms, conditions, and definitions of the Plan, as amended, are hereby incorporated by reference into this Agreement, as if fully set forth herein.


  2.       Terms of Grant.

           a.       Exercise Price:   [    ]

           b.       Number of Shares Subject to Option: [    ] Shares of Class
                    A Common Stock

           c.       Grant Date:      [    ]


DATED:   [    ]
                                          SMITHWAY MOTOR XPRESS CORP., a
                                          Nevada corporation

                                          By:
                                             -----------------------------------



                                          OPTIONEE

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                                          [    ]